Exhibit 99.1

FOR IMMEDIATE RELEASE

Fresh Vine Wine and Amaze Software Merge to Redefine the Creator Powered Commerce Landscape

Charlotte, North Carolina, November 4, 2024 — Fresh Vine Wine, Inc. (“Fresh Vine Wine”) (NYSE: VINE) and Amaze Software, Inc. (“Amaze”) (through Adifex Holdings LLC) have signed a definitive agreement to merge, uniting Fresh Vine Wine’s premium wine expertise with Amaze’s leading creator-powered commerce technology. This merger marks a pivotal moment for the creator economy, setting new standards in product offerings and innovative creator-driven brand engagement opportunities.

Amaze, the parent company of Amaze Studio, Spring by Amaze, Teespring, and a robust managed services division, brings together a suite of innovative commerce solutions supporting over 14 million creators, entrepreneurs, and businesses of all sizes. Known for its significant presence across social media platforms like YouTube, TikTok, Twitch, Discord, and as recently announced, an integration with Adobe Express, Amaze empowers creators to “sell anything, anywhere,” while providing seamless integrations into global supply chains with localized support across North America, Europe, Australia, and India.

With Amaze, creators can launch and scale stores offering a diverse range of products, from apparel and accessories to digital content and custom product lines. By joining forces with Fresh Vine Wine, Amaze will introduce wine and spirits to its product catalog, enabling creators to launch their own branded selections and connect with their audiences in an innovative way. This expansion into premium products allows creators to deepen fan connections and unlock new revenue streams by offering exclusive, custom-branded items that resonate with their communities.

Aaron Day, CEO of Amaze, is expected to assume the role of CEO of the combined entity upon SEC approval. “At Amaze, we’re fully committed to the democratization of commerce,” says Day. “Every day, thousands of people sign up to build their brands and monetize their communities through our platform. By merging with Fresh Vine Wine, we’re offering creators a unique opportunity to expand their revenue streams with premium, highly sought-after products like wine and spirits, turning their dreams of sustainable revenue and brand ownership into reality.”

Since its inception in 2021, Amaze has been driven by a mission to support creators in building sustainable businesses, fostering community connections, and monetizing their passions. This merger represents a bold step forward in social commerce, adding a premium product line that allows creators to bring even more value and authenticity to their audiences.

About Amaze

Amaze Software, Inc. is an end-to-end, creator-powered commerce platform offering tools for seamless product creation, advanced e-commerce solutions, and scalable managed services. By empowering anyone to “sell anything, anywhere,” Amaze enables creators to tell their stories, cultivate deeper audience connections, and generate sustainable income through shoppable, authentic experiences. Discover more at www.amaze.co or for press inquiries, please contact info@amaze.co.

About Fresh Vine Wine, Inc.

Fresh Vine Wine, Inc. (NYSE American: VINE) is a producer of lower carb, lower calorie premium wines in the United States. Fresh Vine Wine positions its core brand lineup as an affordable luxury, retailing between $14.99 - $24.99 per bottle. Fresh Vine Wine’s varietals currently include its Cabernet Sauvignon, Chardonnay, Pinot Noir, Rosé, Sauvignon Blanc, Sparkling Rosé, and a limited Reserve Napa Cabernet Sauvignon. All varietals have been produced and bottled in Napa, California.

Additional Information and Where to Find It

Fresh Vine Wine intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to Fresh Vine Wine’s stockholders as of a record date to be established for voting on the proposed merger. Fresh Vine Wine may also file other relevant documents regarding the proposed merger with the SEC. Stockholders will also be able to obtain copies of the registration statement and the preliminary and definitive Proxy Statement/Prospectus (if and when available) and all other relevant documents that are filed or that will be filed with the SEC by Fresh Vine Wine, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Fresh Vine Wine, Inc., Principal Executive Offices, 11500 Wayzata Blvd. #1147, Minnetonka, MN 55305.

This communication may be deemed to be offering or solicitation material in respect of the proposed merger, which will be submitted to Fresh Vine Wine’s stockholders for their consideration. Fresh Vine Wine urges investors, stockholders, and other interested persons to carefully read, when available, the preliminary and definitive Proxy Statement/Prospectus as well as other documents filed or that will be filed with the SEC (including any amendments or supplements to the Proxy Statement/Prospectus, as applicable), in each case, before making any investment or voting decision with respect to the proposed merger, because these documents will contain important information about Fresh Vine Wine, Adifex Holdings LLC (“Adifex”), Amaze, and the proposed merger.

No Offer or Solicitation

This release shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in respect of the proposed merger, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This release does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Fresh Vine Wine, Adifex, and Amaze and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies, in favor of the approval of the proposed merger related matters. Information regarding Fresh Vine Wine’s directors and executive officers is contained in Fresh Vine Wine’s Form 10-K for the year ended December 31, 2023, filed with the SEC on March 8, 2024. Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed merger may be obtained by reading the preliminary and definitive Proxy Statement/Prospectus and other relevant documents filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Fresh Vine Wine, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the NYSE American; claims relating to alleged violations of intellectual property rights of others; risks that one or more conditions to closing of the proposed merger may not be satisfied within the expected timeframe or at all or that the closing of the proposed merger will not occur; the outcome of any current legal proceedings or future legal proceedings that may be instituted against the parties or others, including proceedings related to the proposed merger documents; the occurrence of any event, change or other circumstance or condition that could give rise to the termination or abandonment of the proposed merger; unanticipated difficulties or expenditures relating to the proposed merger; potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger; whether the combined business of Fresh Vine Wine and Amaze will be successful; and those risks detailed in Amaze’s most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission.

These forward-looking statements may include, but are not limited to, statements regarding Amaze’s industry and market sizes, future opportunities for Fresh Vine Wine, Adifex, and Amaze, Fresh Vine Wine’s and Amaze’s estimated future results and the merger, including the implied enterprise value, the merger and ownership structure and the likelihood and ability of the parties to successfully consummate the merger. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Fresh Vine Wine reports filed with the SEC and those identified elsewhere in this press release, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the merger may not be completed in a timely manner or at all, which may adversely affect the price of Fresh Vine Wine securities; (ii) the failure to satisfy the conditions to the consummation of the merger, including the adoption of the Agreement by the shareholders of Fresh Vine Wine (iii) the receipt of certain governmental and regulatory approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement; (v) the potential effect of the announcement or pendency of the merger on Amaze’s or Fresh Vine Wine’s business relationships, performance and business generally; (vi) risks that the merger disrupts current plans and operations of Fresh Vine Wine or Amaze; (vii) the outcome of any legal proceedings that may be instituted against Fresh Vine Wine related to the Agreement or the merger; (viii) the risk that Fresh Vine Wine will be unable to maintain the listing of Fresh Vine Wine’s securities on NYSE American; (ix) the risk that the price of Fresh Vine Wine’s securities, including following the closing, may be volatile due to a variety of factors, including changes in the competitive industries in which Fresh Vine Wine or Amaze operates, variations in performance across competitors, changes in laws and regulations affecting Amaze’s business and changes in the capital structure; (x) the inability to implement business plans, forecasts, and other expectations after the completion of the merger and identify and realize additional opportunities; (xi) the risk of changes in applicable law, rules, regulations, regulatory guidance, or social conditions in the countries in which Amaze’s customers and suppliers operate in that could adversely impact Amaze’s operations; (xii) the risk that Amaze may not achieve or sustain profitability; (xiii) the risk that Amaze will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xiv) the risk that Amaze experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Fresh Vine Wine and Amaze or the date of such information in the case of information from persons other than Fresh Vine Wine or Amaze, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release. Forecasts and estimates regarding Amaze’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Forward-looking statements speak only as of the date they are made. Fresh Vine Wine undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Contact:

Fresh Vine Wine, Inc

Email: info@freshvinewine.com

Address for Notice:

P.O. Box 78984

Charlotte, NC 28271